Exhibit 99.1
Rogers Announces Additional Actions to Streamline Operations and Increase Operating Margin

Chandler, Arizona, February 16, 2023: Rogers Corporation (NYSE:ROG) (“Rogers”) today announced additional actions to improve the Company’s cost structure, streamline operations and drive significant improvements in operating margin for 2023.
“As we navigate the current challenging market environment, Rogers remains committed to taking decisive action to lower costs and improve profitability. The actions announced today, coupled with the initiatives we outlined in December, reflect that commitment,” said Colin Gouveia, President and Chief Executive Officer of the Company. “Rogers is extremely well-positioned within key secular growth markets. By making selective investments and actively managing our costs, we expect to deliver both top line growth and improved operating margins as we capitalize on the opportunities ahead of us.”
Key additional actions include:
•Divesting a non-core, low-margin, rubber product line in the Elastomeric Material Solutions business unit by the end of the first quarter of 2023. A primarily non-cash charge of approximately $27 million was recorded in the fourth quarter of 2022 related to the transaction. Revenues from this product line were approximately $18 million in 2022.
•Optimizing the manufacturing footprint of the Advanced Electronic Solutions’ laminate circuit materials business, including exiting the Price Road facility in Arizona. Exiting the Price Road facility resulted in a primarily non-cash charge of approximately $40 million in the fourth quarter of 2022.
•Targeted reductions in corporate and manufacturing employee-related expenses, professional service fees and discretionary expenses.
These actions announced today are in addition to cost reduction initiatives outlined during a public investor call held by Rogers on December 8, 2022. These combined actions will result in a reduction of approximately 7% of Rogers’ global workforce and a significant decrease in other manufacturing costs and operating expenses.
Rogers will discuss these latest actions and its ongoing cost improvement activities in more detail on its fourth quarter 2022 earnings call on February 28th at 5:00pm ET. A live webcast of the event can be accessed on Rogers’ Investors Relations website at https://rogerscorp.com/investors.

About Rogers Corporation
Rogers Corporation (NYSE:ROG) is a global leader in engineered materials to power, protect and connect our world. Rogers delivers innovative solutions to help our customers solve their toughest material challenges. Rogers’ advanced electronic and elastomeric materials are used in applications for EV/HEV, automotive safety and radar systems, mobile devices, renewable energy, wireless infrastructure, energy-efficient motor drives, industrial equipment and more. Headquartered in Chandler, Arizona, Rogers operates manufacturing facilities in the United States, Asia and Europe, with sales offices worldwide.
Safe Harbor Statement
Statements included in this release that are not a description of historical facts are forward-looking statements. Words or phrases such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would” or similar expressions are intended to identify forward-looking statements, and are based on Rogers’ current beliefs and expectations. This release contains forward-looking statements regarding our plans, objectives, outlook, goals, strategies, future events,

Exhibit 99.1
future net sales or performance, capital expenditures, future restructuring, plans or intentions relating to expansions, business trends and other information that is not historical information. All forward-looking statements are based upon information available to us on the date of this release and are subject to risks, uncertainties and other factors, many of which are outside of our control, which could cause actual results to differ materially from those indicated by the forward-looking statements. Other risks and uncertainties that could cause such results to differ include: the duration and impacts of the novel coronavirus global pandemic and efforts to contain its transmission and distribute vaccines, including the effect of these factors on our business, suppliers, customers, end users and economic conditions generally; continuing disruptions to global supply chains and our ability, or the ability of our suppliers, to obtain necessary product components; failure to capitalize on, volatility within, or other adverse changes with respect to the Company's growth drivers, including advanced mobility and advanced connectivity, such as delays in adoption or implementation of new technologies; uncertain business, economic and political conditions in the United States (U.S.) and abroad, particularly in China, South Korea, Germany, the United Kingdom, Hungary and Belgium, where we maintain significant manufacturing, sales or administrative operations; the trade policy dynamics between the U.S. and China reflected in trade agreement negotiations and the imposition of tariffs and other trade restrictions, including trade restrictions on Huawei Technologies Co., Ltd. (Huawei); fluctuations in foreign currency exchange rates; our ability to develop innovative products and the extent to which our products are incorporated into end-user products and systems and the extent to which end-user products and systems incorporating our products achieve commercial success; the ability and willingness of our sole or limited source suppliers to deliver certain key raw materials, including commodities, to us in a timely and cost-effective manner; intense global competition affecting both our existing products and products currently under development; business interruptions due to catastrophes or other similar events, such as natural disasters, war, including the ongoing conflict between Russia and Ukraine, terrorism or public health crises; the impact of sanctions, export controls and other foreign asset or investment restrictions; failure to realize, or delays in the realization of anticipated benefits of acquisitions and divestitures due to, among other things, the existence of unknown liabilities or difficulty integrating acquired businesses; our ability to attract and retain management and skilled technical personnel; our ability to protect our proprietary technology from infringement by third parties and/or allegations that our technology infringes third party rights; changes in effective tax rates or tax laws and regulations in the jurisdictions in which we operate; failure to comply with financial and restrictive covenants in our credit agreement or restrictions on our operational and financial flexibility due to such covenants; the outcome of ongoing and future litigation, including our asbestos-related product liability litigation or risks arising from the terminated DuPont Merger; changes in environmental laws and regulations applicable to our business; and disruptions in, or breaches of, our information technology systems. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the Company. For additional information about the risks, uncertainties and other factors that may affect our business, please see our most recent annual report on Form 10-K and any subsequent reports filed with the Securities and Exchange Commission, including quarterly reports on Form 10-Q. Rogers Corporation assumes no responsibility to update any forward-looking statements contained herein except as required by law.

Important Additional Information and Where to Find It
This communication does not constitute a solicitation of any proxy, vote or approval. The Company intends to file with the Securities and Exchange Commission (“SEC”) and mail to its shareholders a definitive proxy statement, an accompanying proxy card and other relevant documents in connection with the Annual Meeting. SHAREHOLDERS OF THE COMPANY ARE STRONGLY URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a copy of the definitive proxy statement (including any amendments or supplements thereto), an accompanying proxy card and other relevant documents filed with the SEC (when they became available) at no charge from the SEC’s website at www.sec.gov, by accessing the Rogers’ website at https://rogerscorp.com/investors or by contacting the Company’s

Exhibit 99.1
Investor Relations department, as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants in the Solicitation
The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Annual Meeting. Information about Rogers’ directors and executive officers is set forth in Rogers’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 22, 2022 and any subsequently filed Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and in Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC from time to time. These documents may be obtained as indicated above.

Media Contacts:
Amy Kweder
Director, Corporate Communications
Phone: 480.203.0058
Email: amy.kweder@rogerscorporation.com

Jared Levy/Jim Barron/Leah Polito
FGS Global
Phone: 212.687.8080 / 310.201.2040
Email: rogerscorporation@fgsglobal.com

Rogers Investor Contact:
Steve Haymore
Director, Investor Relations
Phone: 480.917.6026
Email: stephen.haymore@rogerscorporation.com

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